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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 15, 2004


                       Renegade Venture (NEV) Corporation
               (Exact Name of Registrant as Specified in Charter)


         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)               Identification No.)


                         P.O. Box 23009 Tucson, AZ 85734
                         -------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                  -------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

                             ----------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 2.02. Results of Operations and Financial Condition.


 On November 15, 2004, Renegade Venture (NEV.) Corporation, a Nevada corporation (the "Registrant") issued a press release reporting financial results for the quarter ended September 30, 2004. The full text of the Registrant's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report") and is incorporated herein by reference. The information contained in this Current Report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language to such filing, except as expressly set forth by specific reference in such filing.


ITEM 9.01. Financial Statements and Exhibits.


(c) Exhibits.




Exhibit No.                            Document
-----------                            --------

99.1        Press release of Renegade Venture (NEV.) Corporation,
            Inc. issued November 15, 2004.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004
                                        Renegade Venture (NEV) Corporation
                                        (Registrant)


                                   By:  /s/ John Sawyer
                                        ----------------------------------------
                                        Name:   John Sawyer
                                        Title:  President